UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: May 1, 2019

(Date of earliest event reported)

Ceridian HCM Holding Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-38467	46-3231686
(Commission File Number)	(IRS Employer Identification No.)
3311 East Old Shakopee Road
Minneapolis, Minnesota	55425
(Address of principal executive offices)	(Zip Code)

(952) 853-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CDAY	New York Stock Exchange

Item 5.07   Submission of Matters to a Vote of Security Holders.

Ceridian HCM Holding Inc. (the “Company” or “Ceridian”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on May 1, 2019. As of the March 4, 2019 record date (the “Record Date”), there were 138,181,331 shares of common stock of the Company, par value $0.01 per share (“Common Stock”), issued and outstanding and entitled to vote at the Annual Meeting. In addition, the holder of the share of special voting preferred stock (“Special Voting Share”) was entitled to cast a number of votes at the Annual Meeting equal to the number of shares of Common Stock issuable upon exchange of the exchangeable shares of Ceridian AcquisitionCo ULC (the “Exchangeable Shares”) then outstanding as of the Record Date. As of the Record Date, the Exchangeable Shares outstanding were exchangeable for 2,352,923 shares of Common Stock.

In total, 140,534,254 shares of Common Stock together with the Special Voting Share (“Voting Stock”) were outstanding as of the Record Date. 119,200,258 shares of Voting Stock were represented at the Annual Meeting (in person or by proxy), constituting 84.8% of the outstanding shares entitled to vote and a quorum to conduct business at the Annual Meeting.

At the Annual Meeting, stockholders of the Company (1) approved the election of Brent B. Bickett, Ronald F. Clarke, and Ganesh B. Rao as Class I directors, each to serve for a term of three years ending at Ceridian’s 2022 Annual Meeting of Stockholders; (2) approved the Ceridian HCM Holding Inc. Global Employee Stock Purchase Plan; and (3) ratified the appointment of KPMG LLP as Ceridian’s registered public accounting firm for the fiscal year ending December 31, 2019.

The final voting results of the Voting Stock are set forth below:

	For	Against	Withhold/ Abstain	Broker Non-Votes
Proposal One—Election of three Class I directors, each to serve for a term of three years ending at Ceridian’s 2022 Annual Meeting of Stockholders
Brent B. Bickett	82,195,596	0	20,801,183	16,203,479
Ronald F. Clarke	102,593,672	0	403,107	16,203,479
Ganesh B. Rao	86,257,258	0	16,739,521	16,203,479

Proposal Two—Approval of the Ceridian HCM Holding Inc. Global Employee Stock Purchase Plan	102,991,043	5,485	251	16,203,479

Proposal Three— Ratification of the appointment of KPMG LLP as Ceridian’s independent registered public accounting firm for the fiscal year ending December 31, 2019	118,054,649	1,145,129	480	0

Regarding Ceridian’s other directors (i) each of Deborah A. Farrington, Thomas M. Hagerty and William P. Foley, II continue to serve as a director for a term ending at Ceridian’s 2020 Annual Meeting of Stockholders and (ii) each of David D. Ossip, Andrea S. Rosen and Gerald C. Throop continue to serve as a director for a term ending at Ceridian’s 2021 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN HCM HOLDING Inc.

By: /s/ William E. McDonald

Name: William E. McDonald

Title:   Senior Vice President, Deputy General Counsel and Corporate Secretary

Date: May 2, 2019